Semiannual Report - Financial Statements

T. Rowe Price

Tax-Free
Income Fund
August 31, 1998

Portfolio Highlights
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SECTOR DIVERSIFICATION

                                              Percent of           Percent of
                                              Net Assets           Net Assets
                                                 2/28/98              8/31/98
--------------------------------------------------------------------------------

Hospital Revenue                                      13%                 17%

Prerefunded Bonds                                     11                  11

Nuclear Revenue                                       12                   9

Housing Finance Revenue                               10                   9

General Obligation - Local                             6                   9

Dedicated Tax Revenue                                  7                   6

Ground Transportation Revenue                          6                   6

General Obligation - State                             7                   5

Escrowed to Maturity                                   5                   5

Electric Revenue                                       4                   5

Lease Revenue                                          5                   4

Educational Revenue                                    4                   3

Air and Sea Transportation Revenue                     1                   3

Miscellaneous Revenue                                  2                   3

Water and Sewer Revenue                                4                   3

All others                                             4                   3

Other Assets Less Liabilities                         -1                  -1

--------------------------------------------------------------------------------

Total                                                100%                100%


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited

                                 For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                    6 Months      Year
                       Ended     Ended
                     8/31/98   2/28/98   2/28/97   2/29/96   2/28/95   2/28/94

NET ASSET VALUE

Beginning of period  $  9.95   $  9.59   $  9.66   $  9.25   $  9.66   $  9.84

Investment activities
  Net investment
  income                0.25      0.52      0.52      0.52      0.53      0.54
  Net realized and
  unrealized gain
  (loss)                0.09      0.36     (0.07)     0.41     (0.37)     --

  Total from
  investment
  activities            0.34      0.88      0.45      0.93      0.16      0.54

Distributions
  Net investment
  incoome              (0.25)    (0.52)    (0.52)    (0.52)    (0.53)    (0.54)
  Net realized gain    (0.01)     --        --        --       (0.04)    (0.18)

  Total distributions  (0.26)    (0.52)    (0.52)    (0.52)    (0.57)    (0.72)

NET ASSET VALUE

End of period        $ 10.03   $  9.95   $  9.59   $  9.66   $  9.25   $  9.66
                     ---------------------------------------------------------

Ratios/Supplemental Data

Total return(C)         3.51%     9.37%     4.81%    10.31%     1.90%     5.50%

Ratio of expenses to
average net assets      0.55%!    0.55%     0.57%     0.58%     0.59%     0.59%

Ratio of net investment
income to average
net assets              5.09%!    5.31%     5.41%     5.49%     5.80%     5.40%

Portfolio turnover
rate                    21.5%     36.3%     40.7%     48.7%     49.3%     71.2%

Net assets,
end of period
(in millions)        $ 1,458   $ 1,396   $ 1,337   $ 1,376   $ 1,329   $ 1,453

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 1998

Statement of Net Assets
                                                   Par                 Value
--------------------------------------------------------------------------------
                                                        In thousands

ALABAMA  2.9%

Alabama, GO
  Zero Coupon, 9/1/03                     $     10,000            $    7,691

  Zero Coupon, 3/1/04                           10,000                 7,409

  Zero Coupon, 9/1/04                            5,500                 3,930

Alabama Docks Dept., Docks Fac.
  5.25%, 10/1/10 (MBIA Insured)                  2,400                 2,561

  5.50%, 10/1/22 (MBIA Insured)                  5,000                 5,237

Alabama Water Pollution Control
  Auth., Revolving Fund Loan
  6.75%, 8/15/17 (AMBAC Insured)                 2,685                 3,041

Alexander Special Care Fac.
  Fin. Auth., Russell Hosp.
  6.00%, 12/1/22                                 3,250                 3,391

Baldwin County Eastern Shore
  Health Care Auth., Thomas Hosp.
  5.75%, 4/1/27                                  2,500                 2,537

  6.75%, 4/1/21                                  1,900                 2,081

Mobile, GO
  Capital Improvement Warrants
  Zero Coupon, 8/15/16 (MBIA Insured)            4,330                 1,435

  Zero Coupon, 8/15/17 (MBIA Insured)            4,435                 1,371

  Zero Coupon, 8/15/20 (MBIA Insured)            5,000                 1,581

Total Alabama (Cost $38,768)                                          42,265


ALASKA  1.2%

Alaska Housing Fin.
  5.85%, 12/1/14 (MBIA Insured)                  3,405                 3,556

  5.875%, 12/1/24 (MBIA Insured)                11,000                11,572

  General Mortgage
  Zero Coupon, 12/1/17 (MBIA Insured)            6,250                 1,986

Total Alaska (Cost $16,000)                                           17,114


ARIZONA  0.8%

Maricopa County, PCR, Arizona Public Service
  3.35%, 5/1/29                                  3,200                 3,200

Salt River Agricultural Improvement
  and Power Dist. Electric System
  6.50%, 1/1/22 (FSA Insured)
  (Prerefunded 1/1/01!)                   $      8,000            $    8,633

Total Arizona (Cost $10,901)                                          11,833


ARKANSAS  0.5%

Little Rock Health Fac. Board,
  Baptist Medical Center
  6.85%, 11/1/08                                 2,495                 2,978

North Little Rock, Electric System
  6.50%, 7/1/15 (MBIA Insured)                   4,000                 4,807

Total Arkansas (Cost $6,476)                                           7,785


CALIFORNIA  6.1%

Foothill / Eastern Transportation
  Agency, Toll Road
  Zero Coupon, 1/1/15                            5,000                 2,162

  Zero Coupon, 1/1/17                           20,000                 7,761

  Zero Coupon, 1/1/26                            5,000                 1,197

Los Angeles City, GO
  5.80%, 9/1/09 (FGIC Insured)                   2,400                 2,639

  6.00%, 9/1/14 (MBIA Insured)                   5,000                 5,554

  Wastewater, 7.15%, 6/1/20
  (Prerefunded 6/1/00!)                         10,500                11,340

Los Angeles County, GO, COP, Marina del Rey
  6.25%, 7/1/03                                  4,500                 4,756

  6.50%, 7/1/08                                  3,250                 3,539

Los Angeles County Metropolitan
  Transportation Auth.
  Sales Tax
  6.25%, 7/1/13 (MBIA Insured)                   8,965                 9,927

  7.40%, 7/1/15                                  5,530                 5,802

Los Angeles County Public Works Fin.
  Auth., Rowland Heights
  5.50%, 10/1/18 (FSA Insured)                   7,000                 7,627

Los Angeles Harbor Dept.
  7.60%, 10/1/18 (Escrowed to Maturity)          3,200                 4,147

San Bernardino,
  Sisters of Charity Health Care
  7.00%, 7/1/21 (Prerefunded 7/1/01!)            3,000                 3,319

San Mateo County Transit Dist.,
  5.25%, 6/1/16 (MBIA Insured)                   6,000                 6,349

Southern California Public Power Auth.,
  6.75%, 7/1/11                           $      4,050            $    4,865

Torrance Redev. Agency,
  Torrance Ind. Redev. Project
  5.50%, 9/1/28 (MBIA Insured)                   7,280                 7,393

Total California (Cost $77,080)                                       88,377


COLORADO  2.9%

Boulder County, Longmont United Hosp.
  8.20%, 12/1/20 (Prerefunded 12/1/00!)          2,000                 2,208

Denver Airport System,
  City and County Airport
  5.50%, 11/15/25 (MBIA Insured)                12,875                13,513

E-470 Public Highway Auth.
  Zero Coupon, 9/1/13 (MBIA Insured)            10,000                 4,866

  Zero Coupon, 9/1/17 (MBIA Insured)             7,000                 2,749

  Zero Coupon, 8/31/26

  (Prerefunded 8/31/05!)                         7,000                 1,090
  4.75%, 9/1/23                                 10,000                 9,659

Jefferson County School Dist., GO
  6.00%, 12/15/12 (AMBAC Insured)
  (Prerefunded 12/15/02!)                        8,000                 8,748

Total Colorado (Cost $40,193)                                         42,833


CONNECTICUT  1.0%

Connecticut, State Special Tax,
  7.125%, 6/1/10                                 7,350                 9,110

Connecticut Dev. Auth.,
  Mystic Marinelife Aquarium
  7.00%, 12/1/27                                 1,700                 1,834

Mashantucket Western Pequot Tribe,
  5.75%, 9/1/27                                  3,000                 3,114

Total Connecticut (Cost $11,955)                                      14,058


DELAWARE  0.3%

Delaware HFA, Beebe Medical Center,
  6.75%, 6/1/14                                  3,500                 3,863

Total Delaware (Cost $3,425)                                           3,863


DISTRICT OF COLUMBIA  2.2%

Dist. of Columbia, GO
  5.25%, 6/1/27 (MBIA Insured)                   9,000                 8,791

  6.00%, 6/1/14 (MBIA Insured)                   4,705                 5,329

Dist. of Columbia, GO
  6.00%, 6/1/17 (MBIA Insured)            $      3,250            $    3,672

 American Assoc. for the
  Advancement of Science
  5.125%, 1/1/27 (AMBAC Insured)                 3,500                 3,507

  Howard University, 5.50%, 10/1/16
  (MBIA Insured)                                 3,560                 3,823

  Smithsonian Institution, 5.00%, 2/1/28         7,265                 7,133

Total District of Columbia (Cost $31,384)                             32,255


FLORIDA  3.9%

Broward County Resource Recovery
  Broward Waste Energy, L.P. North
  7.95%, 12/1/08                                10,185                10,922

  Broward Waste Energy, L.P. South
  7.95%, 12/1/08                                   835                   895

Dade County
  4.75%, 10/1/30 (MBIA Insured)                  5,000                 4,782

  Capital Appreciation
  Zero Coupon, 2/1/09 (MBIA Insured)            12,185                 7,572

  Zero Coupon, 2/1/13 (MBIA Insured)             9,000                 4,268

Florida Board of Ed., GO,
  Public Ed. Capital Outlay
  7.25%, 6/1/23                                  6,210                 6,656

Jacksonville HFA,
  Genesis Rehabilitation Hosp.
  VRDN (Currently 3.35%)                         4,500                 4,500

Jacksonville Transportation Auth., GO
  7.375%, 7/1/20 (Prerefunded 7/1/00!)           8,750                 9,490

Port St. Lucie
  Capital Appreciation
  Zero Coupon, 9/1/16 (FGIC Insured)
  (Prerefunded 9/1/06!)                          5,000                 2,006

  Zero Coupon, 9/1/26 (FGIC Insured)
  (Prerefunded 9/1/06!)                          5,000                 1,053

Sarasota County Public Hosp. Board,
  Sarasota Memorial Hosp., FR
  (Currently 5.764%),
  10/1/21 (MBIA Insured)                         4,000                 3,920

Total Florida (Cost $52,252)                                          56,064


GEORGIA  5.4%

Coweta County Residential Care Fac.
  for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
  8.20%, 10/1/16                          $      1,350            $    1,573

  8.25%, 10/1/26                                 1,800                 2,103

Fulton-Dekalb Hosp. Auth.
  Grady Memorial Hosp.
  6.80%, 1/1/07 (AMBAC Insured)
  (Escrowed to Maturity)                         5,530                 6,552

  6.80%, 1/1/08 (AMBAC Insured)
  (Escrowed to Maturity)                         5,905                 7,078

  6.85%, 1/1/09 (AMBAC Insured)
  (Escrowed to Maturity)                         6,310                 7,629

  6.85%, 1/1/10 (AMBAC Insured)
  (Escrowed to Maturity)                         6,745                 8,193

Gwinnett County School Dist., GO
  6.40%, 2/1/11                                  1,905                 2,255

  6.40%, 2/1/12                                  1,255                 1,486

Henry County School Dist.,
  GO, 6.45%, 8/1/11                              2,100                 2,482

Metropolitan Atlanta Rapid
  Transit Auth., Sales Tax
  6.90%, 7/1/16 (MBIA Insured)
  (Prerefunded 7/1/04!)                          5,655                 6,593

Municipal Electric Auth. of Georgia
  5.50%, 1/1/20                                  3,000                 3,167

  5.70%, 1/1/19 (FGIC Insured)                   5,100                 5,642

  6.125%, 1/1/14 (FGIC Insured)                  5,500                 5,959

  6.40%, 1/1/07 (AMBAC Insured)                  7,500                 8,621

  7.25%, 1/1/24 (AMBAC Insured)                  6,500                 8,679

Total Georgia (Cost $66,368)                                          78,012


ILLINOIS  4.8%

Chicago, GO
  5.50%, 1/1/14 (FGIC Insured)                   5,000                 5,433

  5.50%, 1/1/18 (AMBAC Insured)                  6,630                 7,157

  6.25%, 1/1/15 (AMBAC Insured)                  1,000                 1,168

Chicago Board of Ed., GO
  Chicago School Reform,
  5.75%, 12/1/27
  (AMBAC Insured)                                4,500                 4,827

Chicago Midway Airport,
  5.00%, 1/1/35 (MBIA Insured)            $      4,200            $    4,097

Cook, Dupage, Kane, Lake, McHenry,
  and Will Counties
  Regional Transportation Auth.
  7.75%, 6/1/19 (FGIC Insured)                   5,350                 7,330

Illinois EFA, Northwestern
  Univ., Zero Coupon, 11/1/32                    4,000                 4,201

Illinois HFA
  Glen Oaks Medical Center
  7.00%, 11/15/19
  (Escrowed to Maturity)                         3,300                 3,775

  Highland Park Hosp.
  5.75%, 10/1/26 (MBIA Insured)                  2,000                 2,142

  Hinsdale Hosp.
  9.00%, 11/15/15 (Escrowed to Maturity)         4,570                 5,159

  Loyola Univ. Health
  5.00%, 7/1/24 (MBIA Insured)                  10,510                10,227

Illinois Regional Transportation Auth.
  6.70%, 11/1/21 (FGIC Insured)                  5,000                 6,211

Metropolitan Pier and Exposition Authority
  Zero Coupon, 6/15/09 (FGIC Insured)            7,580                 4,616

Village of Glenview,
  Valley Lo Towers, 5.20%, 12/1/27               3,500                 3,595

Total Illinois (Cost $64,162)                                         69,938


INDIANA  1.6%

Indiana HFFA
  Ancilla Systems Obligated Group
  5.25%, 7/1/22 (MBIA Insured)                   5,000                 5,061

  Clarian Health Partners, 5.50%, 2/15/16        9,205                 9,584

Indiana State Office Building Commission,
  Correctional Fac.
  5.50%, 7/1/20 (AMBAC Insured)                  5,750                 6,003

St. Joseph's County Hosp. Auth.,
  St. Joseph's Medical Center
  6.70%, 12/1/02 (MBIA Insured)                  1,985                 2,195

Total Indiana (Cost $20,990)                                          22,843


IOWA  0.5%

Iowa Finance Auth.,
  Iowa Health Systems, 5.125%, 1/1/28            5,000                 4,929

Iowa HFA, Wesley Retirement,
  6.25%, 2/1/12                                  2,400                 2,469

Total Iowa (Cost $7,223)                                               7,398


KENTUCKY  1.5%

Carroll County, PCR,
  Kentucky Utilities, 7.45%, 9/15/16      $     15,000            $   16,951

Kentucky Economic Dev. Fin. Auth.
  Appalachian Regional Health,
  5.60%, 10/1/09                                 2,000                 2,112

  Sisters of Charity of Nazareth
  VRDN (Currently 3.55%)                         2,400                 2,400

Total Kentucky (Cost $20,148)                                         21,463


LOUISIANA  2.1%

Jefferson Sales Tax Dist.
  Capital Appreciation
  Zero Coupon, 12/1/09 (FSA Insured)             4,485                 2,674

  Zero Coupon, 12/1/10 (FSA Insured)             5,755                 3,238

Lake Charles Harbor and
  Terminal Dist., Port Fac.
  DuPont (CONOCO), VRDN (Currently 3.35%)        1,600                 1,600

Louisiana Offshore Terminal Auth.,
  Deepwater Port
  7.60%, 9/1/10 (Prerefunded 9/1/00!)           10,440                11,335

Louisiana Public Fac. Auth. Hosp.,
  Franciscan Missionaries
  5.00%, 7/1/25 (MBIA Insured)                  10,000                 9,840

St. Tammany Public Trust Fin. Auth.,
  Zero Coupon, 7/20/14                           5,525                 2,581

Total Louisiana (Cost $29,952)                                        31,268


MAINE  0.2%

Maine Housing Auth.,
  6.10%, 11/15/15 (AMBAC Insured)                3,000                 3,218

Total Maine (Cost $3,000)                                              3,218


MARYLAND  5.1%

Baltimore City, Convention Center,
  6.00%, 9/1/17 (FGIC Insured)                   1,750                 1,937

Baltimore County,
  Pickersgill Retirement Community
  7.70%, 1/1/21 (Prerefunded 1/1/02!)            2,000                 2,268

Gaithersburg Economic Auth.,
  Asbury Methodist Home
  7.85%, 1/1/20 (Prerefunded 1/1/00!)            3,000                 3,213

Maryland, GO, Residual Certificates,
  (Currently 6.735%), 7/15/13                    5,000                 5,551

Maryland CDA
  Single Family
  5.60%, 4/1/18                           $      4,400            $    4,506

  5.95%, 4/1/16                                  7,380                 7,850

  5.95%, 7/1/23                                  3,730                 3,945

  6.45%, 4/1/14                                  2,000                 2,143

  7.25%, 4/1/19                                  2,500                 2,629

  7.60%, 4/1/17                                  7,810                 8,131

Maryland HHEFA
  Johns Hopkins Hosp., Zero Coupon, 7/1/19       7,775                 2,802

  Kennedy Kreiger Institute
  6.75%, 7/1/22 (Prerefunded 7/1/01!)            1,500                 1,618

  Pooled Loan Program,
  VRDN (Currently 3.25%)                         5,300                 5,300

  Univ. of Maryland Medical System
  7.00%, 7/1/22 (FGIC Insured)                   1,500                 1,932

Maryland Stadium Auth., Sports Fac.
  5.75%, 3/1/18 (AMBAC Insured)                  2,000                 2,134

Maryland Water Quality Fin. Administration
  Revolving Loan Fund
  7.25%, 9/1/12 (Prerefunded 9/1/00!)            1,950                 2,121

Montgomery County Housing
  Opportunities Commission
  Single Family
  Zero Coupon, 7/1/28                           13,000                 2,550

  7.50%, 7/1/17                                  1,060                 1,112

Prince George's County,
  Dimensions Health, 5.30%, 7/1/24               7,685                 7,723

Univ. of Maryland, Auxiliary Fac.
  and Tuition, 5.75%, 4/1/17                     5,000                 5,380

Total Maryland (Cost $68,472)                                         74,845


MASSACHUSETTS  3.9%

Massachusetts Bay Transportation Auth., GO
  General Transportation
  7.00%, 3/1/14                                  3,150                 3,910

  7.00%, 3/1/21                                  6,200                 7,913

Massachusetts HEFA
  Harvard Univ., 6.25%, 4/1/20                   5,000                 5,949

  Massachusetts General Hosp.
  6.00%, 7/1/15 (AMBAC Insured)                  4,500                 4,814

Massachusetts HEFA
  Southcoast Health System
  4.75%, 7/1/27 (MBIA Insured)            $     18,000            $   17,157

Massachusetts Housing Fin. Agency,
  6.30%, 12/1/14                                 6,250                 6,700

Massachusetts Port Authority,
  5.00%, 7/1/28                                 10,000                 9,787

Total Massachusetts (Cost $51,346)                                    56,230


MICHIGAN  0.9%

Michigan HDA
  6.45%, 12/1/14                                 2,120                 2,258

  7.55%, 12/1/15                                 1,750                 1,838

Michigan Hosp. Fin. Auth.
  Bay Medical Center, 8.25%, 7/1/12              1,000                 1,094

  Mercy Health, 5.50%, 8/15/20                   5,500                 5,716

Michigan Strategic Fund
  Dow Chemical, VRDN (Currently 3.30%)             100                   100

  Holland Home, 5.25%, 11/15/08                  2,100                 2,086

Total Michigan (Cost $12,189)                                         13,092


MINNESOTA  1.0%

Northern Minnesota Municipal Power Agency,
  7.35%, 1/1/02                                  5,000                 5,156

Rochester Health Care Fac.
  Mayo Foundation/Mayo Medical Center
  6.25%, 11/15/21                                3,000                 3,260

Univ. of Minnesota
  Residual Interest Bond / Inverse Floater
  (Currently 5.868%), 8/15/03                    5,800                 6,249

Total Minnesota (Cost $13,080)                                        14,665


MISSISSIPPI  0.3%

Claiborne County, PCR,
  Systems Energy Resources
  7.30%, 5/1/25                                  2,750                 2,899

Warren County, PCR,
  Mississippi Power and Light
  7.00%, 4/1/22                                  1,500                 1,666

Total Mississippi (Cost $4,250)                                        4,565


MISSOURI  0.3%

Good Shepherd Nursing Home Dist.,
  Nursing Home Facilities
  5.90%, 8/15/23                          $      2,000            $    2,027

Joplin IDA, Tri-State Osteopathic Hosp.,
  8.25%, 12/15/14                                1,340                 1,530

Missouri HEFA,
  Bethesda Health Group, 7.50%, 8/15/12          1,250                 1,407

Total Missouri (Cost $4,542)                                           4,964


NEBRASKA  0.4%

City of Kearney,
  Great Platte River Road, 6.75%, 1/1/23         3,000                 2,940

Omaha Public Power Dist., Electric
  6.20%, 2/1/17 (Escrowed to Maturity)           3,000                 3,422

Total Nebraska (Cost $5,913)                                           6,362


NEVADA  1.2%

Clark County Passenger Fac.,
  McCarran Int'l. Airport
  4.75%, 7/1/22 (MBIA Insured)                  10,000                 9,620

Clark County School Dist., GO
  Limited Tax School Improvement
  7.00%, 6/1/11 (MBIA Insured)                   3,500                 4,322

Nevada, GO, Municipal Bond Bank
  7.25%, 11/1/10 (Escrowed to Maturity)          3,050                 3,442

Total Nevada (Cost $15,874)                                           17,384


NEW HAMPSHIRE  0.4%

New Hampshire HHEFA, Wentworth Douglass Hosp.
  5.375%, 1/1/15 (MBIA Insured)                  5,600                 5,988

Total New Hampshire (Cost $5,578)                                      5,988


NEW JERSEY  0.5%

New Jersey Sports and Exposition Auth.,
  Monmouth Park,
  8.00%, 1/1/25                                  4,500                 5,144

New Jersey Turnpike Auth.,
  6.50%, 1/1/16 (MBIA Insured)                   2,000                 2,405

Total New Jersey (Cost $6,538)      7,549


NEW MEXICO  0.5%

Farmington, PCR
  Public Service Co. of New Mexico
  6.30%, 12/1/16                          $      2,400            $    2,602

  6.375%, 4/1/22                                 4,325                 4,721

Total New Mexico (Cost $6,725)                                         7,323


NEW YORK  15.6%

Dormitory Auth. of the State of New York
  City Univ.
  5.75%, 7/1/13                                 10,000                11,010

  5.75%, 7/1/18 (AMBAC Insured)                  5,000                 5,589

  6.00%, 7/1/14                                 10,000                11,296

  New York Medical College
  4.75%, 7/1/27 (MBIA Insured)                  17,140                16,514

  North Shore Health System
  5.50%, 11/1/13 (MBIA Insured)                  6,000                 6,523

  State Univ. Ed. Fac., 5.25%, 5/15/19           3,325                 3,457

  Vassar College
  7.25%, 7/1/15 (Prerefunded 7/1/00!)            2,000                 2,165

Long Island Power Auth., Electric System
  Zero Coupon, 12/1/09 (FSA Insured)            11,605                 7,034

Metropolitan Transportation Auth. of New York
  Commuter Fac.,
  5.75%, 7/1/21 (MBIA Insured)                  12,750                13,748

New York City, GO
  5.00%, 8/1/23                                  6,250                 6,110

  5.125%, 8/1/10                                10,025                10,407

  6.00%, 12/1/18 (FSA Insured)
  (Escrowed to Maturity)                         5,000                 5,068

  6.00%, 2/15/25                                 4,525                 4,865

  6.00%, 2/15/25 (Prerefunded 2/15/05!)            475                   530

  6.00%, 8/15/26                                 4,380                 4,751

  6.00%, 8/15/26 (Prerefunded 8/15/06!)            620                   706

  6.00%, 10/15/26                                5,450                 5,938

  6.00%, 10/15/26 (Prerefunded 10/15/07!)           50                    57

  6.25%, 8/1/09                                  9,550                10,801

  6.375%, 8/1/04                                 4,145                 4,516

New York City Municipal Water Fin. Auth.
  5.75%, 6/15/26 (AMBAC Insured)          $      6,000            $    6,446

New York City Transitional Fin.
  Auth., Future Tax
  4.75%, 5/1/23                                  8,500                 8,165

New York State Environmental Fac., PCR
  State Water Revolving Fund,
  6.90%, 11/15/15                                5,365                 6,212

New York State Housing Fin. Agency,
  State Univ. Construction
  7.80%, 5/1/01 (Escrowed to Maturity)           2,000                 2,204

New York State Local Gov't. Assistance
  7.20%, 4/1/04 (Prerefunded 4/1/01!)            5,000                 5,505

New York State Medical Care Fac. Fin. Agency
  Albany and St. John's Medical Center
  6.20%, 2/15/28 (FHA Guaranteed)                3,480                 3,809

  Buffalo General Hosp.
  6.00%, 8/15/14 (FHA Guaranteed)                8,870                 9,511

  Mental Health, 6.50%, 8/15/24                  6,000                 6,811

  New York Hosp.
  6.50%, 8/15/29 (AMBAC Insured)
  (Prerefunded 8/15/05!)                         4,625                 5,331

New York State Thruway Auth., VRDN
  (Currently 3.40%)                              6,000                 6,000

New York State Urban Dev.
  Sr. Lien
  5.375%, 7/1/22                                 5,000                 5,140

  5.50%, 7/1/26                                 10,000                10,400

Triborough Bridge and Tunnel Auth.,
  5.50%, 1/1/17                                 18,500                20,066

Total New York (Cost $203,967)                                       226,685


NORTH CAROLINA  1.4%

Cumberland County, Civic Center, COP
  6.40%, 12/1/24 (AMBAC Insured)                 2,750                 3,158

North Carolina Eastern Municipal Power Agency
  6.00%, 1/1/26 (CAPMAC Insured)                 2,500                 2,887

  7.50%, 1/1/10 (Escrowed to Maturity)           8,980                11,170

North Carolina Medical Care Commission
  Stanley Memorial Hosp.
  7.80%, 10/1/19 (Prerefunded 10/1/99!)          3,000                 3,194

Total North Carolina (Cost $17,362)                                   20,409


NORTH DAKOTA  0.3%

Mercer County, PCR, Basin Electric Power
  6.05%, 1/1/19 (AMBAC Insured)           $      4,500            $    4,919

Total North Dakota (Cost $4,538)                                       4,919


OHIO  1.8%

Cleveland, Waterworks,
  5.50%, 1/1/13 (MBIA Insured)                   4,765                 5,195

Dayton Special Fac.,
  Emery Air Freight, 6.05%, 10/1/09              2,500                 2,735

Franklin County, GO
  6.375%, 12/1/17 (Prerefunded 12/1/01!)         2,000                 2,189

  6.80%, 12/1/09 (Prerefunded 12/1/00!)          2,860                 3,100

  6.80%, 12/1/10 (Prerefunded 12/1/00!)          3,240                 3,512

Montgomery County,
  Grandview Hosp. and Medical Center
  5.40%, 12/1/09                                 1,800                 1,885

Ohio Air Quality Dev. Auth., PCR,
  Cleveland Electric
  6.00%, 8/1/20                                  3,500                 3,654

Ohio Water Dev. Auth., PCR,
  Cleveland Electric, 7.70%, 8/1/25              3,950                 4,540

Total Ohio (Cost $24,550)                                             26,810


OKLAHOMA  0.4%

Tulsa County Home Fin. Auth., Single Family
  6.90%, 8/1/10 (FGIC Insured)
  (Escrowed to Maturity)                         4,250                 5,191

Total Oklahoma (Cost $4,227)                                           5,191


PENNSYLVANIA  1.9%

Beaver County IDA, PCR,
  Cleveland Electric, 7.75%, 7/15/25             3,900                 4,503

Chester County HEFA,
  Jefferson Health, 5.375%, 5/15/27             12,050                12,201

Pennsylvania Convention Center Auth.
  6.70%, 9/1/14 (FSA Insured)                    5,000                 5,718

Pennsylvania Intergovernmental
  Cooperative Auth., Special Tax
  6.75%, 6/15/21 (FGIC Insured)
  (Prerefunded 6/15/05!)                         4,750                 5,498

Total Pennsylvania (Cost $25,739)                                     27,920


RHODE ISLAND  1.4%

Rhode Island Health and Ed. Building
  Bryant College, 6.125%, 6/1/19
  (MBIA Insured)                          $      5,000            $    5,414

  Rhode Island Hosp.
  Residual Interest Bond / Inverse Floater
  (Currently 10.019%), 8/15/21
  (FGIC Insured) (Escrowed to Maturity)          1,000                 1,204

Rhode Island Housing and Mortgage Fin.
  Homeownership Opportunity
  6.70%, 10/1/14                                 5,000                 5,399

  7.85%, 10/1/16                                 8,000                 8,441

Total Rhode Island (Cost $18,857)                                     20,458


SOUTH CAROLINA  4.0%

Connector 2000 Assoc.
  Greenville Toll Road
  Zero Coupon, 1/1/09                            2,700                 1,445

  Zero Coupon, 1/1/10                            3,400                 1,820

  Zero Coupon, 1/1/11                            6,675                 3,277

  5.25%, 1/1/23                                  3,800                 3,605

Florence County Hosp.,
  Mcleod Regional Medical Center
  4.75%, 11/1/27 (MBIA Insured)                 13,500                12,854

Piedmont Municipal Power Agency
  6.50%, 1/1/14 (FGIC Insured)
  (Escrowed to Maturity)                         3,500                 4,198

South Carolina Public Service Auth.
  5.875%, 1/1/23 (FGIC Insured)                  8,410                 9,081

  Santee Cooper
  6.25%, 1/1/22 (AMBAC Insured)                 17,750                20,010

  7.00%, 7/1/12 (Prerefunded 7/1/01!)            1,650                 1,824

Total South Carolina (Cost $54,169)         58,114


SOUTH DAKOTA  0.2%

South Dakota HDA,
  Homeownership, 6.65%, 5/1/14                   2,000                 2,160

Total South Dakota (Cost $2,000)                                       2,160


TENNESSEE  2.3%

Chattanooga and Hamilton County Hosp. Auth.
  Erlanger Medical Center, VRDN
  (Currently 3.35%)                       $      2,000            $    2,000

Chattanooga Health Ed.
  and Housing Fac. Board
  Catholic Health Initiatives,
  5.00%, 12/1/18                                 1,000                 1,000

  Memorial Hosp.
  6.625%, 9/1/07 (MBIA Insured)                  2,950                 3,484

  6.625%, 9/1/08 (MBIA Insured)                  3,150                 3,757

Metropolitan Gov't. of Nashville
  and Davidson Counties
  Water and Sewer, STEP,
  0%, 1/1/12 (FGIC Insured)                     11,250                14,221

Shelby County Health Ed. and Housing Fac. Board
  Le Bonhuer Children's Medical Center
  5.50%, 8/15/12 (MBIA Insured)
  (Escrowed to Maturity)                         4,250                 4,508

Tennessee Housing Dev. Agency,
  Homeownership
  Zero Coupon, 7/1/16                           12,000                 4,427

Total Tennessee (Cost $30,718)                                        33,397


TEXAS  5.8%

Amarillo Health Fac. Dev.
  Baptist St. Anthony's Hosp.
  5.00%, 1/1/22 (FSA Insured)                    6,500                 6,394

  Sears Panhandle Retirement,
  7.75%, 8/15/26                                 5,000                 5,676

Arlington Independent School Dist., GO
  4.75%, 2/15/21                                 8,780                 8,440

  Capital Appreciation,
  Zero Coupon, 2/15/16                           9,650                 3,703

Denison Hosp. Auth.,
  Texoma Medical Center, 7.00%, 8/15/14          4,245                 4,739

Harris County, GO, Toll Road,
  Zero Coupon, 8/15/04 (MBIA Insured)            6,000                 4,679

Harris County Health Fac. Dev.
  Memorial Hosp.
  7.125%, 6/1/15 (Prerefunded 6/1/02!)           2,500                 2,810

  Methodist Hosp., VRDN (Currently 3.35%)        5,500                 5,500

  Sisters of Charity of the Incarnate Word
  7.10%, 7/1/21 (Prerefunded 7/1/01!)            4,000                 4,423

  St. Luke's Episcopal Hosp.
  VRDN (Currently 3.375%)                          400                   400

Harris County Health Fac. Dev.
  Texas Medical Center
  7.375%, 5/15/20 (MBIA Insured)
  (Prerefunded 5/15/00!)                  $      7,645            $    8,251

Harris County Hosp. Dist.,
  7.40%, 2/15/10 (AMBAC Insured)                 1,500                 1,809

Matagorda County Navigation Dist., PCR
  Central Power and Light, 7.50%, 12/15/14       1,500                 1,606

  Houston Lighting and Power
  7.20%, 12/1/18 (FGIC Insured)                  3,600                 3,814

Northwest Texas Independent School Dist., GO
  School Buildings, Zero Coupon, 8/15/17         4,000                 1,387

Texas, GO
  Veterans Housing Assistance
  6.25%, 12/1/15                                 2,135                 2,223

  7.40%, 12/1/20                                14,205                15,532

Texas Dept. of Housing and
  Community Affairs, NHP Foundation
  6.40%, 1/1/27                                  3,500                 3,774

Total Texas (Cost $78,245)                                            85,160


UTAH  1.3%

Intermountain Power Agency
  5.25%, 7/1/15 (MBIA Insured)                  10,000                10,308

  5.75%, 7/1/19 (MBIA Insured)                   3,000                 3,241

  Power Supply, 7.50%, 7/1/21                    4,750                 4,859

Total Utah (Cost $17,785)                                             18,408


VERMONT  0.5%

Vermont Ed. and Health Buildings Fin. Agency
  Medical Center Hosp. of Vermont
  7.35%, 9/1/13 (FGIC Insured)                   4,650                 5,103

  7.45%, 9/1/23 (FGIC Insured)                   2,000                 2,203

Total Vermont (Cost $6,650)                                            7,306


VIRGINIA  3.6%

Fairfax County IDA,
  Inova Health, 6.00%, 8/15/26                   7,200                 7,854

Fairfax County Water Auth.,
  6.00%, 4/1/22 (Prerefunded 4/1/07!)           10,650                11,932

Hanover County IDA,
  Memorial Regional Medical Center
  6.375%, 8/15/18 (MBIA Insured)                 6,185                 7,341

Virginia HDA
  6.25%, 7/1/11                           $      5,000            $    5,263

  6.75%, 7/1/14                                  7,435                 7,996

  6.80%, 7/1/17                                  8,375                 9,006

Virginia Transportation Board,
  Route 28 Project, 6.50%, 4/1/18                3,000                 3,278

Total Virginia (Cost $47,923)                                         52,670


WASHINGTON  5.8%

Chelan County Public Utility Dist. No. 1
  Columbia River-Rock Hydroelectric
  Zero Coupon, 6/1/18 (MBIA Insured)            10,100                 3,743

King County, GO, 5.70%, 12/1/10                  3,545                 3,933

Tacoma
  Electric
  6.25%, 1/1/15 (FGIC Insured)                   7,550                 8,323

  Residual Interest Bond / Inverse Floater
  (Currently 9.013%), 1/2/15 (AMBAC Insured)
  (Prerefunded 1/1/01!)                          5,000                 5,775

  Solid Waste Utilities, 5.50%, 12/1/17
  (AMBAC Insured)                               14,500                15,332

Washington, GO, 5.70%, 10/1/15                  14,000                15,547

Washington Health Care Fac. Auth.,
  Multicare Health System
  5.375%, 8/15/11 (MBIA Insured)                 5,000                 5,314

Washington Public Power Supply System
  Nuclear Project
  5.25%, 7/1/16 (FSA Insured)                    3,000                 3,065

  5.50%, 7/1/17                                  7,000                 7,042

  6.25%, 7/1/12 (Prerefunded 7/1/02!)            5,000                 5,483

  6.25%, 7/1/17 (MBIA Insured)                   5,175                 5,633

  7.25%, 7/1/09                                  3,000                 3,578

  7.25%, 7/1/15 (Prerefunded 7/1/00!)            2,200                 2,344

Total Washington (Cost $76,439)                                       85,112


WEST VIRGINIA  1.8%

Kanawha County Building Commission
  Charleston Area Medical Center,
  7.50%, 11/1/08
  (Prerefunded 11/1/99!)                         2,250                 2,394

West Virginia, GO, State Road,
  4.50%, 6/1/23 (FGIC Insured)            $      5,000            $    4,634

West Virginia Building Commission
  5.375%, 7/1/18 (AMBAC Insured)                 1,785                 1,894

  Regional Jail, 5.375%, 7/1/21
  (AMBAC Insured)                                8,005                 8,501

West Virginia Hosp. Fin. Auth.,
  Charleston Area Medical Center
  5.75%, 9/1/13 (MBIA Insured)                   4,200                 4,563

West Virginia State Parkways,
  Economic Dev. and Tourism Auth.
  Residual Interest Bond / Inverse Floater
  (Currently 7.673%), 5/16/19
  (FGIC Insured)                                 3,600                 4,059

Total West Virginia (Cost $24,682)                                    26,045


WISCONSIN  0.6%

Wisconsin HEFA, United Health Group
  5.50%, 12/15/16 (MBIA Insured)                 6,540                 6,871

Wisconsin Public Power Agency
  7.00%, 7/1/02 (AMBAC Insured)                  1,500                 1,613

Total Wisconsin (Cost $7,748)                                          8,484


WYOMING  0.2%

Sweetwater County, PCR, 3.30%, 7/15/26           3,400                 3,400

Total Wyoming (Cost $3,400)                                            3,400


OPTIONS PURCHASED 0.0%

September 1998 Municipal
  Bond Index Futures, Put
  9/21/98 @ $122.00                                700                    11

Total Options Purchased (Cost $223)                                       11


T.  Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
                                                                  In Thousands

Total Investments in Securities

101.3% of Net Assets (Cost $1,344,006)                            $ 1,476,213

Futures Contracts

In thousands

                                           Contract     Unrealized
                           Expiration         Value    Gain (Loss)
                           ----------    ----------    -----------

Short, 100 30 yr.
Treasury contracts,
$400,000 of
Los Angeles City
Wastewater pledged as
initial margin                  12/98      $(12,700)       $  (63)

Net payments (receipts)
of variation
margin to date                                                 (3)

Variation margin receivable
(payable) on open futures contracts                                      (66)

Other Assets Less Liabilities                                        (18,248)

NET ASSETS                                                        $ 1,457,899
                                                                  -----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                             $     659

Accumulated net realized gain/loss
- net of distributions                                                 2,805

Net unrealized gain (loss)                                           132,144

Paid-in-capital applicable to 145,414,212 shares
of $1.00 par value capital stock outstanding;
500,000,000 shares authorized                                      1,322,291

NET ASSETS                                                        $1,457,899
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.03
                                                                  ----------

     !    Used in determining portfolio maturity
 AMBAC    AMBAC Indemnity Corp.
CAPMAC    Capital Markets Assurance Corp.
   CDA    Community Development Administration
   COP    Certificates of Participation
   EFA    Educational Facility Authority
  FGIC    Financial Guaranty Insurance Company
    FR    Floating Rate
   FSA    Financial Security Assurance Corp.
    GO    General Obligation
   HDA    Housing Development Authority
   HFA    Health Facility Authority
  HEFA    Health & Educational Facility Authority
  HFFA    Health Facility Financing Authority
 HHEFA    Health & Higher Educational Facility Authority
   IDA    Industrial Development Authority
  MBIA    Municipal Bond Investors Assurance Corp.
   PCR    Pollution Control Revenue
  STEP Stepped coupon bond for which the interest rate will adjust on specified future date(s)
  VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/98

Investment Income

Interest income                                                    $  40,056

Expenses
  Investment management                                                3,347
  Shareholder servicing                                                  399
  Custody and accounting                                                 118
  Prospectus and shareholder reports                                      25
  Registration                                                            19
  Legal and audit                                                          6
  Directors                                                                4

  Miscellaneous                                                            5

  Total expenses                                                       3,923

Net investment income                                                 36,133

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           5,001
  Futures                                                                 88

  Net realized gain (loss)                                             5,089

Change in net unrealized gain or loss
  Securities                                                           7,640
  Futures                                                                (63)

  Change in net unrealized gain or loss                                7,577

Net realized and unrealized gain (loss)                               12,666

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  48,799
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/98              2/28/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $     36,133         $     71,861
  Net realized gain (loss)                           5,089                8,060
  Change in net unrealized gain or loss              7,577               42,319

  Increase (decrease) in net
  assets from operations                            48,799              122,240

Distributions to shareholders
  Net investment income                            (36,133)             (71,861)
  Net realized gain                                 (1,403)                --

  Decrease in net assets
  from distributions                               (37,536)             (71,861)

Capital share transactions*
  Shares sold                                      110,721              157,893
  Distributions reinvested                          24,632               47,065
  Shares redeemed                                  (85,005)            (195,675)

  Increase (decrease) in net
  assets from capital
  share transactions                                50,348                9,283

Net Assets

Increase (decrease) during period                   61,611               59,662
Beginning of period                              1,396,288            1,336,626

End of period                                 $  1,457,899         $  1,396,288
                                              ---------------------------------

*Share information
  Shares sold                                       11,185               16,209
  Distributions reinvested                           2,487                4,830
  Shares redeemed                                   (8,591)             (20,125)

  Increase (decrease) in
  shares outstanding                                 5,081                  914

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Income Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 26, 1976.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts and options on futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts At August 31, 1998, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $337,591,000 and $299,996,000, respectively, for the six months ended August 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. At August 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,344,006,000, and net unrealized gain aggregated $132,207,000, of which $132,583,000 related to appreciated investments and $376,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $578,000 was payable at August 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $362,000 for the six months ended August 31, 1998, of which $72,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Income Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

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Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

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31st Floor
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Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F45-051  8/31/98



Semiannual Report

Tax-Free Funds

August 31, 1998

T. Rowe Price

Report Highlights

Tax-Free Funds

o All five funds posted better returns than their peer group averages for the 6- and 12-month periods ended August 31, 1998.

o Fund results were aided by portfolio management decisions and below-average expenses.

o Low inflation, budget surpluses, and cash flows into fixed income investments benefited municipal securities during the past six months.

o Municipal prices rose and yields declined, but tax-exempt performance was not as strong as that of Treasuries, which continued to be the haven of choice for investors concerned about global turmoil.

o Municipal securities offer good value compared with their taxable counterparts and should reward investors over time.

Fellow Shareholders

Low inflation, budget surpluses at federal and state levels, and asset shifts toward fixed income investments aided the municipal market during the six months ended August 31. Your funds benefited in this environment and turned in performances ahead of their respective benchmarks for the past 6- and 12-month periods, a reflection of our management decisions and below-average expenses.

MARKET ENVIRONMENT

Municipal bond prices rose during the past six months, and yields across the maturity spectrum fell as a result. The performance of tax-exempt securities exceeded most asset classes but was not as strong as the Treasury market, which further solidified its position as a safe haven for global investors seeking a refuge from problems in Asia, Russia, and Latin America. The gap between yields on municipal and Treasury securities continued to narrow, making tax-exempt investments particularly attractive compared with Treasuries. A near-record supply of tax-exempt issues also constrained the municipal market somewhat throughout the year and contributed to the contracting yield spread. During the same period, Treasury issuance continued to decline.

Municipal Bond and Note Yields

            30-Year     5-Year      1 Year

8/31/97     5.35        4.35        3.85
            5.25        4.20        3.80
            5.23        4.15        3.80
11/97       5.18        4.20        3.85
            5.03        4.10        3.85
            5.00        4.00        3.65
2/98        5.08        4.05        3.60
            5.13        4.10        3.65
            5.20        4.30        3.85
5/98        5.05        4.10        3.75
            5.05        4.10        3.60
            5.10        4.10        3.70
8/98        4.93        3.85        3.50

The 30-year AAA general obligation bond yield fell 15 basis points from the end of February through August 31. By comparison, the bellwether 30-year Treasury yield declined a more dramatic 60 basis points, including a 40-basis-point drop in August alone. The pattern was similar for one- and five-year maturities, whose yields slipped 10 and 20 basis points, respectively, while comparable Treasury yields dropped more sharply. Therefore, when income taxes are considered, municipal securities yielded substantially more than other fixed income investments.

Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations. T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999. We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors. The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort. For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

TAX-EXEMPT MONEY FUND

Your fund's performance versus the peer group average was favorable for both the six-month and one-year periods ended August 31, as we sought good value at both ends of the short-term yield curve.

Performance Comparison

Periods Ended 8/31/98        6 Months      12 Months
-----------------------------------------------------

Tax-Exempt Money Fund           1.57%          3.20%


Lipper Tax-Exempt Money
Market Funds Average            1.50           3.04

During the past six months, six-month and one-year municipal note yields were fairly stable, varying only 35 basis points between high and low. On average, one-year maturities offered only an additional 20 basis points over the shortest maturities. Yields were most volatile in the variable rate sector, which includes overnight and seven-day demand notes, vacillating 275 basis points between their high and low points since the end of February.

We took advantage of this opportunity to overweight the portfolio in variable rate securities when we believed the yields had reached the upper end of their range. In addition, throughout the entire period, we maintained a longer weighted average maturity than the peer group average by combining the variable rate positions with one-year maturities. This fairly aggressive posture succeeded in enhancing yield. The fund's maturity averaged 20 days longer than competitive funds during the period and, at one point, was 28 days longer.

The supply of new issues in the municipal note market so far this year was 27% below the same period in 1997. Considering the low long-term interest rates and the improved financial condition of municipalities, there is no reason to believe that short-term issuance will pick up during the rest of the year. As a result, total short-term new issues may finish 1998 at the lowest level since 1990. In addition, cash flows into money market funds remain positive, so solid demand coupled with lighter supply has helped keep rates in a narrow range.

Our strategy allowed us to pick up incremental yield at the long end of the curve and to maintain our relatively long average maturity with little fear of rising rates.

TAX-FREE SHORT-INTERMEDIATE FUND

Your fund posted good returns and outperformed the Lipper Short-Intermediate Debt Funds Average for both the 6- and 12-month periods ended August 31. Returns were enhanced by our slightly longer duration and low expense ratio. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

Performance Comparison

Periods Ended 8/31/98        6 Months      12 Months
-----------------------------------------------------

Tax-Free Short-
Intermediate Fund               2.45%          5.60%

Lipper Short-Intermediate
Debt Funds Average              2.32           5.25

Our strategy since the third quarter of 1997 has been to maintain a slightly long duration, since we see little evidence of inflationary pressure and believe the trend toward lower interest rates is intact. While bonds with longer maturities were constrained to some extent by a record supply of new issues in the first half of the year, short- and intermediate-term municipals were not under as much pressure. Our long duration helped performance when yields on short-term bonds fell about 20 basis points.

Our credit strategy changed moderately. Over the past two years, the fund purchased BBB rated bonds as the economic expansion improved credit conditions, resulting in better performance for BBB bonds than for AAA bonds. This was reflected in the narrowing gap between the yields of higher- and lower-quality bonds. We currently see little potential for superior performance in the BBB sector of the market and, therefore, have lowered our exposure. Lower-rated bonds performed in line with or slightly below their high-quality counterparts during the past six months.

In the spring we sought permission from the fund's Executive Committee to invest up to 5% of fund assets in below-investment-grade BB securities (or, if unrated, the T. Rowe Price equivalent rating). Permission was granted to invest in these securities as of October 1, 1998, and the change was reflected in the prospectus dated July 1, 1998. Although, as mentioned, we do not see a great deal of value in lower-rated bonds at present, we felt it was important to have this flexibility if the opportunity presented itself. As always, we will continue to monitor yields among various credit qualities and use our in-house research capabilities for opportunities to increase shareholder value.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Returns on intermediate-term municipal bonds came mostly from their coupon income, with a modest contribution from price appreciation. Fund results were ahead of the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods.

Performance Comparison

Periods Ended 8/31/98           6 Months      12 Months
-------------------------------------------------------

Tax-Free Insured
Intermediate Bond Fund             3.04%          7.56%

Lipper Intermediate
Municipal Debt Funds Average       2.82           7.01

We kept duration in a range from neutral to long in our belief that bonds were attractive relative to stock dividend yields, inflation, and global interest rates. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) This longer duration helped performance by providing a higher yield with some principal appreciation as interest rates fell.

Our credit strategy became a bit more defensive during the period as we took steps to reduce exposure to insured bonds with weaker underlying credit characteristics. Specifically, we decreased holdings in the hospital sector and increased positions in state and local general obligations after our hospital bonds appreciated strongly relative to other sectors of the market. We believe there may be an opportunity to increase hospital bond exposure at more attractive prices in the future.

TAX-FREE INCOME FUND

Performance Comparison

Periods Ended 8/31/98            6 Months      12 Months
--------------------------------------------------------

Tax-Free Income Fund                3.51%          8.87%

Lipper General Municipal
Debt Funds Average                  3.03           8.20

Fund results exceeded those of the Lipper peer group average during the past 6- and 12-month periods, due in part to our duration strategy, our fully invested posture, and our underweighting in lower-quality bonds. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) The fund's relative performance also benefited from our below-average expenses.

Long-term bonds did well over the past six months, with a total return reflecting mostly income plus some price appreciation as interest rates fell. After trading in a narrow range between February and May, long-term rates came down in the summer as international events sparked nervousness about the stock market and the longevity of the economic expansion.

As mentioned, strong relative performance was related to an extension in fund duration in June, which positioned the fund well for lower rates. A steady increase in cash coming into the municipal bond market and your fund enabled us to take advantage of heavier-than-normal supply and remain fully invested. The fund benefited as well from our relative underweighting in lower-quality bonds, which came under some modest pressure in the period. High-yield (junk) bonds have been strong municipal performers during the past two years as the yield spread narrowed between high- and lower-quality bonds, but this trend has reversed. Accordingly, we did not add exposure in this area, and the fund's weighted average credit quality was AA- at the end of August.

In addition, we focused on the 15- to 20-year maturity range where we see the best risk-and-return characteristics. We continued to preserve income from older, higher-yielding bonds in the portfolio, offsetting their defensive characteristics with noncallable and lower-coupon bonds that respond well to falling interest rates.

TAX-FREE HIGH YIELD FUND

Performance Comparison

Periods Ended 8/31/98            6 Months      12 Months
---------------------------------------------------------

Tax-Free High Yield Fund            3.18%          8.87%

Lipper High Yield Municipal
Debt Funds Average                  3.03           8.62

The municipal high-yield market turned in a steady performance over the past six months. Your fund was able to exceed the returns of its peer group average through a combination of factors, including our below-average expenses and a modest extension of duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.)

Yield spreads between high- and lower-quality municipal bonds increased over this period, as the prices of lower-quality securities did not appreciate as rapidly as their higher-quality counterparts. Credit quality spreads began the period close to their all-time lows and subsequently increased an average of about 25 basis points. Though muted, this widening occurred in sympathy with trends in the corporate bond sector and adverse developments in a small number of municipal high-yield issues. Despite this, however, the municipal high-yield fund sector outperformed the general municipal sector for the past year and matched it for the past six months.

We believe these differences between credit quality yields could increase in coming months, and this outlook has affected the way we manage the fund. As noted in prior reports, we allowed fund exposure to lower-quality municipal bonds to decline over time because we felt the rewards were insufficient. At the end of August, the fund's weighting in below-investment-grade bonds was approximately 24% of net assets. The fund's weighting in BBB and lower-rated bonds together slipped a notch to 49% of net assets from 50% at the end of February.

Quality Diversification

Tax-Free High Yield Fund

AAA                  6%
AA                  24%
A                   21%
BBB                 25%
BB and Below        24%

Based on net assets as of 8/31/98.

We began the period with a duration of 7.2 years. Duration ranged between 6.9 and 7.5 years during the past six months, although we generally maintained it near the higher end of the range. This proved advantageous when interest rates fell late in the period, largely a result of volatile equity markets. At present, we expect to maintain this posture. In addition, we will maintain our usual caution when investing in lower-quality issues. While we do not expect to materially increase our exposure to them, we will also take advantage of situations that we believe offer long-term value.

OUTLOOK

Federal Reserve Chairman Alan Greenspan recently implied that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely suspected that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

We believe the rate of domestic economic growth will slow through the remainder of the year. Exports may fall further because of weak international markets and the strong dollar, and growth in consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further containing inflation. In this environment, the trend toward lower overall interest rates should remain intact.

We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable yields, and rising demand would benefit municipal bond investors over the long term.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

September 18, 1998


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                             $    1.00              $    1.00

Dividends Per Share
   For 6 months                                 0.016                  0.016
   For 12 months                                0.032                  0.032

Dividend Yield (7-Day Compound) *                3.03%                  2.98%

Weighted Average Maturity (days)                   59                     59

Weighted Average Quality **                First Tier             First Tier


Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                             $    5.37              $    5.39

Dividends Per Share
   For 6 months                                  0.11                   0.11
   For 12 months                                 0.22                   0.22

Dividend Yield *
   For 6 months                                  4.28%                  4.13%
   For 12 months                                 4.32                   4.24

30-Day Standardized Yield                        3.54                   3.59

Weighted Average Maturity (years)                 4.1                    4.4

Weighted Average Effective Duration (years)       3.0                    2.9

Weighted Average Quality ***                       AA                     AA


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Free Insured Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                             $   11.06              $   11.13

Dividends Per Share
   For 6 months                                  0.24                   0.24
   For 12 months                                 0.48                   0.48

Dividend Yield *
   For 6 months                                  4.49%                  4.39%
   For 12 months                                 4.52                   4.49

30-Day Standardized Yield                        3.69                   3.78

Weighted Average Maturity (years)                 8.4                    8.8

Weighted Average Effective Duration (years)       5.5                    5.6

Weighted Average Quality ***                       AA                     AA


Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                             $    9.95              $   10.03

Dividends Per Share
   For 6 months                                  0.26                   0.25
   For 12 months                                 0.52                   0.51

Dividend Yield *
   For 6 months                                  5.33%                  5.15%
   For 12 months                                 5.44                   5.31

30-Day Standardized Yield                        4.28                   4.35

Weighted Average Maturity (years)                17.1                   17.1

Weighted Average Effective Duration (years)       7.4                    7.6

Weighted Average Quality ***                      AA-                    AA-


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                             $   12.66              $   12.72

Dividends Per Share
   For 6 months                                  0.34                   0.34
   For 12 months                                 0.69                   0.68

Dividend Yield *
   For 6 months                                  5.57%                  5.38%
   For 12 months                                 5.74                   5.55

30-Day Standardized Yield                        4.54                   4.59

Weighted Average Maturity (years)                18.9                   19.4

Weighted Average Effective Duration (years)       7.2                    7.3

Weighted Average Quality ***                       A-                     A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 8/31/98    1 Year     5 Years     10 Years   Inception       Date
--------------------------------------------------------------------------------

Tax-Exempt Money          3.20%       2.99%        3.57%        -        4/8/81

Tax-Free
  Short-Intermediate      5.60        4.56         5.58         -      12/23/83

Tax-Free Insured
  Intermediate Bond       7.56        5.63          -         6.80%    11/30/92

Tax-Free Income           8.87        6.06         7.92         -      10/26/76

Tax-Free High Yield       8.87        6.65         8.60         -        3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from each fund's return.

TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

As of 8/31/98

                   Lipper Tax-Exempt
                   Money Market                    Tax-Exempt
                   Funds Average                   Money Fund

8/88               10,000                           10,000
8/89               10,583                           10,588
8/90               11,170                           11,169
8/91               11,696                           11,662
8/92               12,063                           12,010
8/93               12,311                           12,261
8/94               12,558                           12,529
8/95               12,960                           12,939
8/96               13,361                           13,348
8/97               13,766                           13,768
8/98               14,186                           14,208


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison

TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

As of 8/31/98


                     Lehman               Lipper Short-        Tax-Free
                     3-Year               Intermediate         Short-
                     GO Bond              Debt Funds           Intermdiate
                     Index                Average              Fund

8/88                 10,000               10,000               10,000
8/89                 10,667               10,647               10,571
8/90                 11,370               11,318               11,249
8/91                 12,374               12,259               12,079
8/92                 13,461               13,236               12,935
8/93                 14,348               14,215               13,774
8/94                 14,719               14,479               14,073
8/95                 15,725               15,334               14,900
8/96                 16,343               15,905               15,473
8/97                 17,251               16,780               16,298
8/98                 18,246               17,674               17,210


TAX-FREE INSURED INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
As of 8/31/98

                      Lehman              Lipper              Tax-Free
                      7-Year              Intermediate        Insured
                      Municipal           Municipal Debt      Intermediate
                      Bond Fund           Funds Average       Bond Fund

11/30/92              10,000              10,000              10,000
8/93                  10,883              10,895              11,103
8/94                  11,037              11,016              11,308
8/95                  12,007              11,815              12,212
8/96                  12,475              12,308              12,696
8/97                  13,446              13,201              13,572
8/98                  14,471              14,158              14,599


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison

TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

As of 8/31/98

                      Lehman              Lipper General      Tax-Free
                      Municipal           Municipal Debt      Income
                      Bond Index          Funds Average       Fund

8/88                  10,000              10,000              10,000
8/89                  11,099              11,133              10,755
8/90                  11,811              11,664              11,325
8/91                  13,203              13,056              12,606
8/92                  14,678              14,554              14,075
8/93                  16,469              16,362              15,979
8/94                  16,492              16,210              15,852
8/95                  17,953              17,439              17,136
8/96                  18,894              18,300              18,071
8/97                  20,641              19,976              19,693
8/98                  22,426              21,677              21,440


TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------

As of 8/31/98

                      Lehman              High-Yield          Tax-Free
                      Revenue             Municipal Debt      High-Yield
                      Bond Index          Funds Average       Fund

8/88                  10,000              10,000              10,000
8/89                  11,231              11,155              11,068
8/90                  11,972              11,668              11,842
8/91                  13,469              12,812              13,113
8/92                  15,060              14,125              14,614
8/93                  17,023              15,691              16,542
8/94                  16,997              15,798              16,667
8/95                  18,510              17,030              17,966
8/96                  19,590              17,983              19,014
8/97                  21,512              19,751              20,968
8/98                  23,423              21,467              22,827


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

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     p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

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T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
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Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
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Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
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New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *  Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
  !  Formerly named Global Government Bond.
 !! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Discount Brokerage
--------------------------------------------------------------------------------

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A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all
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     brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

     Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.
** Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        C03-051  8/31/98